U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2005.

COMMISSION FILE NUMBER: 333-30364

Avenue Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	98-0200077
(State or jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

17547 Ventura Boulevard, Suite 305

Encino, CA 91316

(Address of principal executive offices)

Registrant's telephone number: (818) 465-1200

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 17, 2005, the Registrant amended its Bylaws to increase the authorized number of directors to five members and the current directors of the Registrant, Levi Mochkin, Yam-Hin (Jim) Tan, Norman J. Singer and Uri A. Bar-Ner, appointed Shaya Boymelgreen to the Board.

During the last two years, Mr. Boymelgreen engaged in the following transaction with the Registrant: Mr. Boymelgreen, as Trustee for the Shaya Boymelgreen Trust, acquired 8,666,667 shares of the Registrant's common stock upon the conversion of convertible promissory notes issued by the Registrant in the aggregate principal amount of $1,300,000, or a conversion price of $0.15 per share.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005

Avenue Group, Inc.

/s/ Levi Mochkin

By: Levi Mochkin,
President and Chief Executive Officer